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CUSIP No. 584688-10-5                Schedule 13G              Page 7 of 8 Pages
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                                    Exhibit 1

                        Joint Filing Agreement (Attached)



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CUSIP No. 584688-10-5                Schedule 13G              Page 8 of 8 Pages
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                             JOINT FILING AGREEMENT


            Each of the undersigned hereby agrees and consents that the Schedule 13G filed herewith (the "Schedule 13G") by Quintiles Transnational Corp. ("Quintiles") is filed on behalf of each of them pursuant to the authorization of the undersigned to Quintiles to make such filing and that such Schedule 13G is filed jointly on behalf of each of them, pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, including Rule 13d-1(k)(l). Each of the undersigned hereby agrees that such Schedule 13G is, and any further amendments to the Schedule 13G will be, filed on behalf of each of the undersigned. Each of the persons is not responsible for the completeness or accuracy of the information concerning the other persons making this filing unless such person knows or has reason to believe that such information is inaccurate. This agreement may be signed in counterparts. This agreement is effective as of February 14, 2001.


                                         QUINTILES TRANSNATIONAL CORP.


                                         By: /s/ James L. Bierman
                                            ------------------------------------
                                         Name: James L. Bierman
                                         Title: Chief Financial Officer


                                         PHARMABIO DEVELOPMENT INC.


                                         By: /s/ James L. Bierman
                                            ------------------------------------
                                         Name: James L. Bierman
                                         Title: Vice President and Treasurer